                                                                   Exhibit 10.10

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

                             AHCA CONTRACT NO. FA305
                                AMENDMENT NO. 010

         THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE of FLORIDA, INC., d/b/a HealthEase, hereinafter referred to as the "Vendor", is hereby amended as follows:

1. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 1 is amended as shown below.

 TABLE 1                       PROJECTED ENROLLMENT

 COUNTY                 Maximum Enrollment Level
ALACHUA                              0
BAKER                                0
BAY                                  0
BRADFORD                             0
BREVARD                         14,000
BROWARD                         13,500
CALHOUN                            500
CHARLOTTE                            0
CITRUS                           4,500
CLAY                             3,200
COLLIER                              0
COLUMBIA                             0
DADE                            20,000
DESOTO                               0
DIXIE                                0
DUVAL                           40,000
ESCAMBIA                        18,000
FRANKLIN                           250
GADSDEN                          3,500
GILCHRIST                            0
GULF                                 0
HARDEE                               0
HERNANDO                             0
HIGHLANDS                        3,000
HILLSBOROUGH                    18,000
HOLMES                               0
JEFFERSON                        1,000
LAKE                             6,000
LEE                                  0
LEON                             6,000
LEVY                                 0
LIBERTY                            400
MADISON                          1,000
MANATEE                          5,000
MARION                          12,000
MARTIN                           4,000
NASSAU                               0
OKALOOSA                             0
OKEECHOBEE                           0
ORANGE                          20,000

             AHCA CONTRACT NO. FA305, AMENDMENT NO. 010, PAGE 1 OF 2

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE              MEDICAID HMO CONTRACT

OSCEOLA                        8,000
PALM BEACH                     9,000
PASCO                          6,000
PINELLAS                       9,000
POLK                           8,000
PUTNAM                         4,000
ST. JOHNS                          0
SANTA ROSA                     4,000
SARASOTA                       3,000
SEMINOLE                       4,000
SUMTER                             0
SUWANNEE                           0
TAYLOR                             0
UNION                              0
VOLUSIA                       12,000
WALTON                             0
WAKULLA                        1,000
WASHINGTON                         0

2. This amendment shall begin on February 24, 2004, or the date on which the amendment has been signed by both parties, whichever is later.

      All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

      All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

      This amendment and all its attachments are hereby made a part of the Contract.

      This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

      IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE of FLORIDA, INC             STATE OF FLORIDA, AGENCY FOR
                                       HEALTH CARE ADMINISTRATION

SIGNED                                 SIGNED
BY: /s/ Todd S. Farha                  BY: /s/ Mary Pat Moore
    ------------------------------         ------------------------
NAME:  Todd S. Farha                   NAME: Mary Pat Moore
TITLE: President & Chief Executive     TITLE: INTERIM SECRETARY
       Officer
DATE:  4/27/04                         DATE: 5/03/04

             AHCA CONTRACT NO. FA305, AMENDMENT NO. 010, PAGE 2 OF 2

HEALTHEASE OF FLORIDA,INC., d/b/a HEALTH EASE              MEDICAID HMO CONTRACT

                             AHCA CONTRACT NO. FA305
                                AMENDMENT NO. 011

      THIS AMENDMENT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., d/b/a HealthEase, hereinafter referred to as the "Provider," is hereby amended as follows:

      1. Attachment I, Section 10.11.5, Functional Assessments (Behavioral Health), is amended to reduce FARS and CFARS outcome reporting from quarterly to annually, as shown below.

            The plan shall ensure its providers administer functional assessments using the Functional Assessment Rating Scales(FARS)(for persons over age 18) and Child Functional Rating Scale(CFARS)(for persons age 18 and under). The plan shall ensure the provider administers and maintains the FARS and CFARS for recipients of behavioral health care services and upon termination of providing such services . Additionally, the plan must evaluate these data and report outcome measures to the agency on a annual basis by August 15.

      2. The plan shall comply with the settlement for Hernandez, et al. v. Medows, case number 02-20964(se Attachment II). The plan shall ensure that its enrollees are receiving the functional equivalent of those received by Medicaid fee-for-service recipients in accordance with the Hernandez settlement.

      3. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, is amended effective July 1, 2003 as provided in Tables 2 and 3 shown below. Any capitation claims calculated based on rates different than those indicated below are subject to recoupment in accordance with Section 1.J, of the Standard Contract.

Table 2.

Area wide Age-banded Capitation Rates for all agency areas of the state other than Area 6 and 1.

Area 0 2

                  01 year     1-5         6-13     14-20 Male     14-20 Female    21-54 Male     21-54 Female   55-64        65+
TANF/PC/SOBRA      261.91     63.76       40.04       45.16           98.44         113.35         173.96      263.42      263.42
SSI/NO/MEDICARE   1627.17    299.83      159.90      167.91          167.91         507.18         507.18      520.68      520.68
SSI/Part B         283.03    283.03      283.03      283.03          283.03         283.03         283.03      283.03      283.03
SSI/Part A & B     282.14    282.14      282.14      282.14          282.14         282.14         282.14      282.14      199.17

Area 03

                  01 year      1-5        6-13     14-20 Male     14-20 Female    21-54 Male     21-54 Female   55-64        65+
TANF/PC/SOBRA      304.04     74.58       47.33       53.30          115.21         132.40         204.22      310.61      310.61
SSI/NO/MEDICARE   1722.67    318.21      170.47      178.77          178.77         529.93         539.93      354.25      554.25
SSI/Part B         288.07    288.07      288.07      288.07          288.07         288.07         288.07      288.07      288.07
SSI/Part A & B     261.55    261.55      261.55      261.55          261.55         261.55         261.55      261.55      184.90

Area 04

                  01 year      1-5        6-13     14-20 Male     14-20 Female    21-54 Male     21-54 Female   55-64        65+
TANF/PC/SOBRA      272.14     66.78       42.37       47.98          103.10         118.94         183.29      279.31      279.31
SSI/NO/MEDICARE   1595.82    294.29      157.35      165.25          165.25         498.99         498.99      512.40      512.40
SSI/Part B         249.15    249.15      249.15      249.15          249.15         249.15         249.15      249.15      249.15
SSI/Part A & B     265.42    265.42      265.42      265.42          265.42         265.42         265.42      265.42      187.52

Area 05

                  01 year      1-5        6-13     14-20 Male     14-20 Female    21-54 Male     21-54 Female   55-64        65+
TANF/PC/SOBRA      285.33     69.91       44.12       49.25          107.97         123.86         191.30      290.61      290.61
SSI/NO/MEDICARE   1640.03    302.32      161.06      169.11          169.11         511.37         511.37      524.95      524.95
SSI/Part B         217.17    217.17      217.17      217.17          217.17         217.17         217.17      217.17      217.17
SSI/Part A & B     276.42    276.42      276.42      276.42          276.42         276.42         276.42      276.42      195.20

Area 07

                  01 year      1-5        6-13     14-20 Male     14-20 Female    21-54 Male     21-54 Male     55-64        65+
TANF/PC/SOBRA      279.36     68.56       43.44       49.09          105.94         121.92         188.01      286.09      286.09
SSI/NO/MEDICARE   1590.95    293.73      167.71      165.37          165.37         499.72         499.72      512.25      512.25
SSI/Part B         265.79    265.79      265.79      265.79          265.79         265.79         265.79      265.79      265.79
SSI/Part A & B     259.85    259.85      259.85      259.85          259.85         259.85         259.85      259.85      183.50

AHCA CONTRACT NO. FA305, AMENDMENT NO. 011, PAGE 1 OF 3

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE                                                                  MEDICAID HMO CONTRACT

Area 08
                     1 year         1-5          6-13     14-20 Male   14-20 Female  21-54 Male  21-54 Female      55-64         65+
TANP/FC/SOBRA         257.19        52.11        40.00        45.22        57.50       112.18       173.06        263.38     263.38
SSI/NO Medicare      1611.33       297.66       239.63       167.52       167.51       505.95       505.95        519.07     519.07
SSI/ Part B           250.97       250.97       250.97       250.97       250.97       250.97       250.97        250.97     250.97
SSI/ Part A & B       253.44       253.44       253.44       253.44       253.44       253.44       253.44        253.44     179.15

Area 09
                     1 year         1-5          6-13     14-20 Male   14-20 Female  21-54 Male  21-54 Female      55-64         65+
TANP/FC/SOBRA         278.08        68.26        43.21        68.86       105.44       121.17       286.89        284.35     284.35
SSI/NO Medicare      1801.74       333.04       179.03       187.98       187.98       567.15       567.15        581.73     581.73
SSI/ Part B           251.63       251.63       251.63       251.63       251.63       251.63       251.63        251.63     251.63
SSI/ Part A & B       290.09       290.09       290.09       290.09       290.09       290.09       290.09        290.09     204.83

Area 10
                     1 year         1-5          6-13     14-20 Male   14-20 Female  21-54 Male  21-54 Female      55-64         65+
TANP/FC/SOBRA         292.87        71.88        45.66        51.65       111.29       128.28       197.65        301.04     301.04
SSI/NO Medicare      2177.44       403.11       315.86       226.70       226.70       684.10       684.10        701.42     701.42
SSI/ Part B           267.12       267.12       267.12       267.12       267.12       267.12       267.12        267.12     267.12
SSI/ Part A & B       319.69       319.69       319.69       319.69       319.69       319.69       319.69        319.69     225.90

Area 11
                     1 year         1-5          6-13     14-20 Male   14-20 Female  21-54 Male  21-54 Female      55-64         65+
TANP/FC/SOBRA         347.50        85.26        53.83        60.83       131.65       150.81       232.98        353.25     353.25
SSI/NO Medicare      2349.00       427.18       233.39       245.61       245.61       744.91       744.91        760.78     760.78
SSI/ Part B           424.57       424.57       424.57       424.57       424.57       424.57       424.57        424.57     424.57
SSI/ Part A & B       367.79       367.79       367.79       367.79       367.79       367.79       367.79        367.79     256.40

Table 3.

Area 5 or Area 1 Age - banded Capitation Rates, Including Community Mental
Health and Mental Health Targeted Case Management.

Area 01
                     1 year         1-5          6-13     14-20 Male   14-20 Female  21-54 Male  21-54 Female      55-64         65+
TANP/FC/SOBRA         261.93        64.58        65.91        51.01       104.29       114.62       176.23        267.49     267.49
SSI/NO Medicare      1627.19       305.09       213.99       207.65       207.65       549.97       549.97        544.97     544.97
SSI/ Part B           289.84       289.84       289.84       289.84       289.84       289.84       289.84        289.84     289.84
SSI/ Part A & B       301.66       301.66       301.66       301.66       301.66       301.66       301.66        301.66     218.69

Area 05
                     1 year         1-5          6-13     14-20 Male   14-20 Female  21-54 Male  21-54 Female      55-64         65+
TANP/FC/SOBRA         279.29        71.17        59.81        65.79       122.52       124.65       190.77        289.28     289.28
SSI/NO Medicare      1498.70       293.07       243.27       196.57       196.57       526.87       526.87        511.41     511.41
SSI/ Part B           242.93       242.93       242.93       242.93       242.93       242.93       242.93        242.93     242.93
SSI/ Part A & B       263.55       263.55       263.55       263.55       263.55       263.55       263.55        263.55     187.50

4 This amendment shall begin on June 1, 2004 or the date on which the amendment has been signed by both parties, whichever is later.

     All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

     All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

     This amendment and all its attachments are hereby made a part of the Contract.

     This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

               AHCA CONTRACT NO. FA305, AMENDMENT NO. 011, PAGE 2 OF 3

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTH EASE             MEDICAID HMO CONTRACT

IN WITNESS WHEREOF, the parties hereto have caused this 3 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HealthEase of Florida, Inc.,                    STATE OF FLORIDA, AGENCY FOR
d/b/a HealthEase                                HEALTH CARE ADMINISTRATION

SIGNED                                          SIGNED
BY: /s/ [ILLEGIBLE]                             BY: /s/ [ILLEGIBLE]
    ---------------------------------               -------------------------
                                       FOR
NAME:  [ILLEGIBLE]                              NAME:  ALAN LEVINE
TITLE: SENIOR VICE PRESIDENT &                  TITLE: SECRETARY
       GENERAL COUNSEL
DATE:  6/30/04                                  DATE:  6-30-04





               THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

             AHCA CONTRACT NO. FA305, AMENDMENT NO. 011, PAGE 3 OF 3